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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              ---------------------


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): NOVEMBER 7, 2003


                          HARRAH'S ENTERTAINMENT, INC.
             (Exact name of registrant as specified in its charter)


            DELAWARE                    1-10410                 62-1411755
 (State or other jurisdiction         (Commission            (I.R.S. Employer
       of incorporation)              File Number)          Identification No.)


            ONE HARRAH'S COURT
            LAS VEGAS, NEVADA                               89119
(Address of Principal Executive Offices)                 (Zip Code)



                                 (702) 407-6000
                  ---------------------------------------------
              (Registrant's telephone number, including area code)


                  ---------------------------------------------
          (Former name or former address, if changed since last report)





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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

On November 7, 2003, the Registrant issued a press release announcing the receipt of a request for additional information from the Federal Trade Commission pursuant to the notification requirements of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, in connection with the Registrant's acquisition of Horseshoe Gaming Holding Corp.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

                  99.1 Text of press release, dated November 7, 2003, of the Registrant







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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         HARRAH'S ENTERTAINMENT, INC.


Date:  November 7, 2003                  By: /s/ Scott E. Wiegand
                                         --------------------------
                                         Name:   Scott E. Wiegand
                                         Title:  Vice President, Associate
                                                 General Counsel, and Corporate
                                                 Secretary